CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Torrent Energy Corporation (the “Company”) on Form 10-K/A for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Craven, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 25, 2008

/s/ Peter Craven
Signature: Michael D. Fowler
Title: Chief Executive Officer, Secretary and Treasurer
(Principal Financial Officer and Principal Accounting Officer)